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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 File No. 333-53152 and Form S-8, File No. 333-94629

                                          /s/ Arthur Andersen LLP

San Francisco, California
March 29, 2001